UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2006

Novacea, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 800

South San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 228-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2006, Bradford S. Goodwin resigned as Chief Executive Officer and as a director of Novacea, Inc. for personal reasons, effective immediately. Mr. Goodwin’s departure is not related to any disagreement with Novacea or with Novacea’s operations, policies or practices.

On December 7, 2006, Novacea also announced that it’s board of directors had appointed John P. Walker, as interim Chief Executive Officer, effective immediately. Mr. Walker has served as a member of the board of directors of Novacea since April 2006 and has served as the chairman of the board of directors of Novacea since July 2006. Mr. Walker has served as a consultant in the following capacities at the following companies: Chairman and Interim Chief Executive Officer at Guava Technologies, Inc. during 2005; Interim Chief Executive Officer of KAI Pharmaceuticals during 2004; Chairman and Chief Executive Officer of Bayhill Therapeutics from 2002 to 2003; and Chairman and Interim Chief Executive Officer of Centaur Pharmaceuticals, Inc. during 2001. Mr. Walker currently serves on the board of directors of Geron Corporation and is chairman of the board of directors of Renovis, Inc., both biotechnology companies, as well as several privately held biotechnology companies. Mr. Walker holds a B.A. in History from the State University of New York at Buffalo and is a graduate of the Advanced Executive Program at the Kellogg School of Management at Northwestern University.

Mr. Walker’s compensation as chairman of the board of directors of Novacea, certain biographical information and certain relationships and transactions between Novacea and Mr. Walker are more fully described in Novacea’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2006 and November 6, 2006, each of which is incorporated herein by reference.

On December 7, 2006, Novacea issued a press release announcing these changes to its board of directors and management. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On December 7, 2006, Bradford S. Goodwin resigned as Chief Executive Officer and as a director of Novacea for personal reasons, effective immediately.

On December 7, 2006, Novacea issued a press release announcing these changes to its board of directors and management. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2006	NOVACEA, INC.

	By:	/s/ Edward C. Albini
	Name:	Edward C. Albini
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 7, 2006